CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

                                                                  EXHIBIT 10.29

                              AMENDED AND RESTATED

                         CONTRACT MANUFACTURE AGREEMENT

        THIS AGREEMENT (the "Restated Agreement") is made the June of 1999, between MEDEVA PHARMA LIMITED ("Medeva"), with offices at Gaskill Road, Speke, Liverpool L24 9GR, United Kingdom, and AVIRON ("Aviron") with offices at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America.

                                    RECITALS

A. Medeva carries on the business of, inter alia, manufacture, assembly and packaging of pharmaceutical products, or components thereof.


B. Medeva and Aviron have collaborated on the development of the manufacturing process for the Intermediate Product under the terms of that certain Manufacturing and Development Agreement dated 7th November 1995 (the "1995 Development Agreement").

C. Aviron wishes Medeva to Manufacture the Intermediate Product (as hereinafter defined), and Medeva is willing to Manufacture the Intermediate Product on the terms and conditions hereinafter set out.


D. Aviron is the exclusive licensee of the University of Michigan to certain live attenuated influenza Master Virus Seeds and the technology associated with and required for the production of certain reassortants therefrom;


E. Aviron and Medeva have entered into that certain Contract Manufacture Agreement dated April 16, 1997 (the "1997 Contract Manufacture Agreement"), and wish to amend and restate said agreement as provided in this Restated Agreement.

                                    AGREEMENT

In consideration of the mutual covenants herein set forth, the adequacy of which consideration is hereby acknowledged, the parties agree as follows:

1       AMENDMENT AND RESTATEMENT.

The parties hereby amend and restate the Contract Manufacture Agreement dated April 16, 1997, to read in full as set forth below.

2       DEFINITIONS

In this Restated Agreement, the terms below shall have the meanings as defined herein. Terms defined in the singular form shall include the plural meaning and vice versa.

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      2.1   "Agency" means any governmental body responsible for licensing of the Finished Product for commercial sale and the licensing of premises and facilities of the Manufacturer.

      2.2 "Associated Companies" means (i) in respect of Medeva, any company which at the relevant time is a subsidiary of that party's ultimate holding company or any subsidiary of such a subsidiary where the term subsidiary shall have the meaning as defined in Section 736 of the English Companies Act 1985 (as amended); and, (ii) in respect of Aviron, any entity that directly or indirectly owns, is owned by or is under common ownership with Aviron, where own or ownership means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

      2.3 "Aviron Assets" means capital equipment purchased by Aviron for use in the Manufacture of the Intermediate Product as more particularly specified in Schedule 1.

      2.4 "Aviron Process Technology" means all technology (including improvements, modifications, or adaptations to the process or method of Manufacture) specific solely to the Manufacture of the Intermediate Product or the Vaccine and which was developed and/or disclosed by Medeva during the Term of this Restated Agreement, the 1997 Contract Manufacture Agreement or the 1995 Development Agreement, and which is not in the public domain or otherwise generally available to the public.

      2.5 "Aviron Unit" or "AVU" means the manufacturing facility where the Intermediate Product is Manufactured, as further described and delineated in the map attached as Schedule 2, and as expanded from time to time by mutual agreement of the parties. For the avoidance of doubt, all plant and machinery save for the Aviron Assets and all buildings, fixtures and fittings comprising the Aviron Unit belong to and are owned and operated by Medeva.

      2.6 "Best Endeavours" shall mean that the relevant party shall take such action in complying with its obligations for which such endeavors are required that is, having regard to costs and degree of difficulty, commercially practicable, and that Medeva is not required to take any action pursuant to this clause which would undermine its commercial goodwill or standing or lead to its financial ruin.

      2.7   "BLA"shall have the meaning as defined in the Technical Agreement.

      2.8 "CAIV Product" means a live, attenuated, intranasally deliverable cold-adapted influenza vaccine which, when [ * ] produces an [ * ] that is not less than [ * ] of the [ * ] produced in [ * ].

      2.9 "Certificate of Analysis" means documentation provided by suppliers specifying the characteristics of materials being supplied as such term is understood in U.K. pharmaceutical manufacturing practice.

      2.10 "Consistency Lot" means batches of Intermediate Product Manufactured for the purposes of establishing that the process of Manufacture of the Intermediate Product can be consistently repeated, as required for obtaining Agency approval to market, distribute, and sell the Vaccine.

      2.11 "Development" means the development of a process for Manufacture of Intermediate Product.


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        2.12   "Direct Damages" means the [ * ] incurred for [ * ] Intermediate
               Product rejected by Aviron pursuant to Clause 6.4.2, and [ * ] of such Intermediate Product, [ * ].

        2.13   "Effective Date" means the date first written above.

        2.14 "Eggs" means the specific pathogen-free eggs supplied by Aviron or its supplier to Medeva for the Manufacture of the Intermediate Product.

        2.15 "ELA" means Medeva's Establishment License Application to be submitted to the FDA in order to receive the manufacturing license for the Manufacture of the Intermediate Product.

        2.16 "FDA" means Food and Drug Administration of the United States of America.

        2.17 "Finished Product" means the Vaccine in its final form packaged for sale to the consumer.

        2.18 "Flu Season" means, in respect of the northern hemisphere, the period of time during a calendar year anticipated to start approximately in the beginning of August and ending approximately in January in which it is anticipated that the Vaccine will be used to vaccinate patients.

        2.19 "Force Majeure" means, in relation to either party, any circumstances beyond the reasonable control of that party including, without limitation, any Act of God, fire, explosion, flood, war or hostilities, acts of Government appointed agents, embargoes or other export restrictions, or perils of the sea.

        2.20   "GSA" means the general service area as described in Schedule 4.

        2.21 "cGMP" means current FDA Good Manufacturing Practices as set forth in the United States 21 Code of Federal Regulations Parts 210 and 211 as amended from time to time, and the corresponding regulations of PIC and the EU, [ * ] during the term of this Restated Agreement.

        2.22 "Harvest" shall have the meaning as defined in the Technical Agreement.

        2.23 "Improvement" means any improvements, modifications or adaptations to the process of Manufacture of the Intermediate Product;

        2.24 "Intermediate Product" means Monovalent Virus Harvest and/or NAF, Manufactured according to and conforming with the Specifications which is intended for use in the manufacture of the Vaccine.

        2.25 "Manufacture" means the production of the Intermediate Product from the Raw Materials and shall include production of [ * ], production of [ * ] and "Manufactured," "Manufacturing," and "Manufacturer" shall be interpreted accordingly.

        2.26 "Manufacturing Instructions" means the documentation of the Manufacturing process and applicable standard operating procedures which must be followed by Medeva in the


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AMENDED.


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               Manufacture of the Intermediate Product incorporated as part of
               Appendix 2 to the Technical Agreement.

        2.27 "Manufacturing Period" means a period of one year starting with [ * ] and ending [ * ] of the next calendar year during the term of this Restated Agreement.

        2.28 "Manufacturing Records" "Manufacturing Records" means manufacturing, facility/systems and environmental monitoring and cleaning, packaging and quality control and quality assurance records generated by Medeva in the course of the Manufacture, including, without limitation, the Manufacturing Instructions, production, packaging, quality control, and quality assurance records.

        2.29 "Manufacturing Working Virus Seeds" means the virus reassortants produced by Medeva, from time to time, from the Master Virus Seeds, and from which the Monovalent Virus Harvest is produced.

        2.30 "Master Donor Strains" shall mean the live attenuated influenza strains derived by Dr. Maassab and designated Type A/Ann Arbor/6/60-H2N2 and Type B/Ann Arbor/1/66, exclusively licensed from Michigan to Aviron, and which are modified at Aviron to produce Master Virus Seeds.

        2.31 "Master Virus Seeds" means certain reassortants produced by Aviron from the Master Donor Strain.

        2.32 "Medeva Process Technology" means all technology (including improvements, modifications, or adaptations to the process or method of Manufacture) developed, owned, controlled or licensed (with the right to sub-license) by Medeva pertaining to [ * ] or any other formulation of a product [ * ] which is not Aviron Process Technology including such process technology arising from the 1995 Development Agreement and the 1997 Contract Manufacture Agreement between the parties, and which is not in the public domain or otherwise generally available to the public.

        2.33 "Michigan" means the Regents of the University of Michigan, a constitutional corporation of the State of Michigan with offices located at Wolverine Tower, Room 2071,3003 South State Street, Ann Arbor, Michigan, 48109-1280, USA.

        2.34 "Michigan Agreement" means the Material Transfer and Intellectual Property Agreement dated February 24, 1995 between Michigan and Aviron, as amended annexed hereto as Schedule 5.

        2.35 "Monovalent Virus Harvest" means each of the three virus strains to be incorporated in the Vaccine for a given Flu Season in bulk form.

        2.36 "MPU" stands for Media Preparation Unit and means the facility where media for Manufacture is prepared, as further described in
               Schedule 6.

        2.37 "NAF" means "Normal Allentoic Fluid" used as a diluent in the Vaccine.

        2.38 "Named Executives" means a director of Medeva and a vice president of Aviron designated and replaced from time to time by the respective party. As of the Effective Date the Named Executive of Medeva shall be [ * ] and the Named
               Executive of Aviron shall be [ * ].


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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        2.39   "PAI" means pre-approval inspection.

        2.40   "PIC" means the Pharmaceutical Inspection Convention.

        2.41 "PPI" means the Producer Price Index produced by the UK Statistics Office.

        2.42 "Process Evaluation Team" shall have the meaning as set forth in the Technical Agreement.

        2.43 "Raw Materials" means the components defined in the Technical Agreement and required by Medeva in the Manufacture of the Intermediate Product.

        2.44 "Recruited" means the person concerned is on the payroll of Medeva or has formally accepted an offer of employment with Medeva and Recruitment shall be interpreted accordingly.

        2.45 "Restricted Information" means (i) Master Donor Strains, Master Virus Seeds and Working Seeds; (ii) all Technical Information relating to Master Donor Strains, the Master Virus Seeds and the Manufacture of the Intermediate Product; (iii) all information relating to the Discloser's business; and (iv) all information arising pursuant to this Restated Agreement, the 1995 Development Agreement and the 1997 Contract Manufacture Agreement between the parties, disclosed by one party to this Restated Agreement (the "Discloser") to the other (the "Recipient") in connection with this Restated Agreement, excluding any such information which:

               2.45.1 is or was already known to the Recipient at the time of disclosure by the Discloser as evidenced by the written records of the Recipient; or

               2.45.2 was at the time of such disclosure or communication by the
                      Discloser or thereafter becomes or became published, accessible to the public or otherwise in the public domain other than through any act or omission of the Recipient; or

               2.45.3 must be disclosed to government inspectors in the
                      discharge of statutory obligations provided that before disclosure the Recipient shall use reasonable endeavors as it would in respect of its own Restricted Information to obtain from such government inspectors any assurances as regards confidentiality as may be afforded to such information in the circumstances; or

               2.45.4 must be disclosed by the Recipient to the relevant Agency in the course of applying for, obtaining or maintaining regulatory approval; or

               2.45.5 is hereafter disclosed to the Recipient by a third party, who to the knowledge of the Recipient does not have any obligations of confidentiality to any third party or who has not, to the actual knowledge of the Recipient, derived it directly or indirectly from the Discloser or the University of Michigan; or

               2.45.6 is required to be disclosed by law.

        2.46 "Specifications" means requirements and specifications for the Intermediate Product and its Manufacture, attached to the Technical Agreement, as may be amended from time to time in accordance with the terms of this Agreement.

        2.47 "Specifications Working Group" or "SWG" shall have the same meaning as set forth in the Technical Agreement.


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        2.48   "SPF Unit" means the facility where Eggs are [ * ], as further described in Schedule 7.

        2.49 "Technical Agreement" means the Technical Agreement, as amended from time to time, entered into between the parties on even date herewith and attached hereto and incorporated herein as Schedule 8.

        2.50 "Technical Information" means all registration data, know-how, experience, instructions, standards, methods, test and trial results, manufacturing and formulation processes, hazard assessments, quality control standards, formulae, specifications, storage and data, samples, drawings, designs, description of packaging materials and all other relevant information relating to the Intermediate Product or its design, Manufacture, formulation, handling, storage and use.

        2.51 "Term of Agreement" means the period from April 16, 1997 until the expiration or termination of this Restated Agreement as provided in Clause 15.

        2.52 "Trained" means the employee of Medeva has undergone Medeva's induction process which covers the basic theory and principles of Health and Safety, cGMP, work in cleanrooms and basic microbiology and has started in depth job training.

        2.53 "Vaccine" means Aviron's live, attenuated, intranasally delivered cold adapted influenza vaccine in the frozen formulation made using the Master Donor Strains (i.e. which, during the dating period established by the FDA, maintains stability at temperatures of [ * ] and may maintain stability at temperatures of [ * ] but does not maintain stability at [ * ] or at [ * ] as further described in the FDA BLA.

        2.54 "W-A" means Wyeth-Ayerst Laboratories Division of America Home Products, Corp. or any entity that directly or indirectly owns, is owned by or is under common ownership with W-A, where own or ownership means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

3       CONTRACT MANUFACTURE

        3.1 APPOINTMENT. Aviron hereby appoints Medeva and Medeva accepts the appointment as a contract Manufacturer of the Intermediate Product for the term of this Restated Agreement. During the term of this Restated Agreement, Medeva will Manufacture for Aviron the Intermediate Product in accordance with this Restated Agreement, the Technical Agreement and the Specifications.

        3.2 SUPPLY OF MASTER VIRUS SEEDS; EXPORT OF INTERMEDIATE PRODUCT. Aviron shall [ * ] and shall [ * ] the importation into the United Kingdom and [ * ] Medeva of [ * ] and [ * ] used for growing the Manufacturing Working Virus Seeds. Aviron shall [ * ] of the Intermediate Product from the United Kingdom and [ * ] in accordance with the [ * ] set forth in [ * ] Medeva shall assist, at Aviron's reasonable request [ * ] with the export of the Intermediate Product from the United Kingdom.

        3.3 COORDINATION. Technical staff of Aviron and Medeva shall cooperate and coordinate closely the points of intersection between tasks relating to the Manufacture, release and shipping of the Intermediate Product performed by Medeva and by Aviron.


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        3.4    SAMPLING. Samples of the Intermediate Product and the Raw
               Materials shall be retained, stored and provided to Aviron in the manner set forth in the Technical Agreement.

        3.5 RELEASE. The release of the Product shall be carried out in the manner set forth in the Technical Agreement.

        3.6 RECORD MAINTENANCE. All provisions pertaining to the maintenance and retention of Manufacturing Records are set forth in the Technical Agreement;

        3.7    OTHER OBLIGATIONS OF MEDEVA.  Medeva covenants the following:

               3.7.1 MANUFACTURE. It will carry out the Manufacture in accordance with this Restated Agreement the Technical Agreement and the Specifications;

               3.7.2 MAINTENANCE. It will maintain the GSA, the MPU, the SPF Unit, the Aviron Unit and Medeva's equipment used in the Manufacture pursuant to Medeva's standard procedure pertaining to the maintenance of equipment of a similar nature to the Aviron Unit and Medeva's equipment in compliance with Clauses 3.7.1, 3.7.6 and 3.7.7;

               3.7.3 SUPPLY OF RAW MATERIALS. All Raw Materials supplied by Medeva and used in Manufacture will comply with the Technical Agreement and the Specifications;

               3.7.4 STORAGE OF MATERIALS. It will keep the Master Virus Seed, the Manufacturing Working Virus Seed, any other Raw Materials and Intermediate Product under environmental conditions as defined in the Technical Agreement and the Specifications;

               3.7.5 COMPLIANCE WITH CGMP. It will Manufacture all Intermediate Product in compliance with cGMP; provided, that if the [ * ] of the [ * ] and [ * ] the parties will [ * ] and [ * ]

               3.7.6 COMPLIANCE WITH HEALTH AND SAFETY AND ENVIRONMENTAL REGULATIONS. It will comply with applicable UK and EU health and safety and environmental laws and regulations in the Manufacture of the Intermediate Product.

               3.7.7  INSPECTIONS BY AVIRON

                      3.7.7.1 It will permit, [ * ] of this Agreement and during normal business hours and upon reasonable notice, representatives of Aviron and its Associated Companies [ * ] including a representative of W-A [ * ] any such [ * ] of any representatives of Aviron, its Associated companies or W-A [ * ] to have access to any relevant records in connection with such Manufacture, and to inspect the relevant parts of the premises where Manufacture of Intermediate Product is carried out, and assess its compliance with cGMP and any current practices of any relevant Agency, and to discuss any related issues with Medeva's management personnel.

                      3.7.7.2 Notwithstanding the foregoing, Medeva's
                              obligation to allow such visitors is on condition that: (a) Aviron, Aviron's Associated Companies and W-A, respectively, procure agreement from such visitors in writing

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                              to observe the regulations of Medeva regarding
                              security, health and safety and any other applicable regulations at the relevant premises, and confidentiality obligations corresponding to those contained in this Restated Agreement; (b) any visit shall be under the specific supervision of Medeva [ * ] and (c) Aviron, Aviron's Associated Companies and W-A, respectively, [ * ] and shall [ * ] to [ * ] or any [ * ] or [ * ] or [ * ] on [ * ] and (d) Aviron, Aviron's Associated Companies and W-A use their Best Endeavours to ensure that the visit is of minimal disruption to Medeva's day to day business.

               3.7.8  INSPECTIONS BY AGENCIES.

                      3.7.8.1 It will allow representatives of any Agency to
                              inspect the relevant parts of its premises where the Manufacture of the Intermediate Product is carried out and to inspect the Manufacturing Records to ensure compliance with cGMP and other practices or regulations. In the event that an Agency inspects those areas of Medeva's premises used in the Manufacture of the Intermediate Product, Medeva shall provide as much notice as practicable of such inspection to Aviron and shall permit representatives of Aviron to [ * ] said inspection. Aviron acknowledges that its representatives [ * ] the [ * ] to [ * ] in [ * ] except that [ * ] the [ * ] to [ * ] in the [ * ] of [ * ] and [ * ] any wrap-up sessions conducted by the Agency representative which relate solely to the Manufacture of the Intermediate Product and/or the Aviron Unit.

                      3.7.8.2 In connection with the PAI, Medeva will permit
                              [ * ] Aviron's [ * ] to be present and participate [ * ] relating to the Vaccine; provided, however, that Medeva shall have the right [ * ] where he would become privy to confidential information not related to the Vaccine. Furthermore, in preparation of the PAI, Medeva shall [ * ] and during the PAI shall make accessible to the Agency [ * ] all documentation specifically associated with the Manufacture of the Intermediate Product.

                      3.7.8.3 Medeva shall inform Aviron of any questions or
                              recommendations made by the Agency and shall provide to Aviron copies of any written questions or recommendations received from the Agency insofar as they pertain to the Manufacture of the Intermediate Product. Medeva and Aviron shall
                              [ * ] any written questions and recommendations of the Agency and [ * ] any verbal questions or recommendations of the Agency or regulatory body that do not require an immediate response subject always to [ * ] right to have [ * ] the contents of any response to a question or recommendation of an agency that pertains to [ * ] and save where the response to the question or recommendation of the agency pertains [ * ] in which case [ * ] shall have [ * ]

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                              [ * ] as to the contents of such response. In the
                              case of a question or recommendation made by the Agency requiring [ * ] Medeva's representatives present during said inspection shall [ * ] and shall [ * ] the response made. Further, Medeva shall promptly send to Aviron a copy of any reports, citations, or warning letters received by Medeva in connection with an Agency Inspection to the extent such documents relate to or affect the Manufacture of the Intermediate Product.

            3.7.9 RECALL OF THE FINISHED PRODUCT. It will, [ * ] provide to
                  Aviron such assistance with any recall of the Finished Product as reasonably necessary.

            3.7.10 MANUFACTURING LICENSE. It is in possession of, and during the term of the Restated Agreement will [ * ] to maintain, a current Manufacturing License No ML 0039/02 granted pursuant to the Medicines Act 1968.

            3.7.11 RESOURCES. It will [ * ] from time to time and [ * ]
                  reasonably necessary to perform its obligations under this Restated Agreement, in particular in the areas of:

                  o training of employees who will be engaged in the Manufacture
                  o      quality assurance
                  o      quality services
                  o      regulatory affairs
                  o      Manufacture
                  o      quality control
                  o      validation
                  o      documentation
                  o      facility maintenance
                  o      GSA, SPF Unit, and MPU operation
                  o      warehousing
                  o      calibration
                  o      release and shipping

                  Aviron and Medeva agree to discuss and review on an ongoing basis such staffing and resources. Medeva shall be entitled to amend staffing levels in accordance with clauses 9.2.6.4,
                  9.2.6.5. and 9.2.6.6.

           3.7.12 TECHNICAL SUPPORT. It shall provide its personnel for technical support as set forth in Schedule 9, including, without limitation, for:-

                  3.7.12.1 [ * ] the Specifications Working Group; and

                  3.7.12.2 [ * ] the Process Evaluation Team; and

                  3.7.12.3 assisting Aviron with its post-approval FDA BLA
                           maintenance, preparation, filing and post-approval maintenance of BLAs in territories other than the USA.

                  3.7.12.4 PAIs of Agencies other than the FDA.

           3.7.13 Any reasonable assistance to Aviron with obtaining FDA approval of the BLA, preparation and attendance of FDA's PAI, training of Medeva employees,



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                       continuing validation, engineering changes which are
                       [ * ] to the Manufacturing process, routine post-approval inspections, PAIs, maintenance of documentation ([ * ]), transfer of Medeva Process Technology to Aviron's sublicensees [ * ] over the life of the Restated Agreement (out-of-pocket expenses and travel as provided in Medeva's company travel policy to be invoiced and charged separately to Aviron), [ * ] in the [ * ] of the [ * ] set forth in Schedule 9. Any additional [ * ] will be provided pursuant to Clause 3.7.12

           3.7.14 The cost of any actions or assistance to be undertaken or provided by Medeva relating only to the Vaccine required by an Agency after BLA approval will be [ * ] based on [ * ].

           3.7.15 MANUFACTURE OF MANUFACTURING WORKING VIRUS SEEDS. During each manufacturing period Medeva shall manufacture, [ * ] strains of Manufacturing Working Virus Seeds for which Aviron has supplied the Master Virus Seeds, in sufficient quantities to undertake the Manufacture of Monovalent Virus Harvest. Should Aviron require [ * ] Manufacturing Working Virus Seeds to be manufactured by Medeva it shall notify Medeva of such and shall [ * ] for each additional Manufacturing Working Virus Seed manufactured by Medeva.

           3.7.16 Y2K Medeva confirms that it has reviewed its principal systems for Y2K compliance and that a programme is in place for the review of other areas of potential concern such as embedded microchips.

           3.7.17 SPF UNIT. Medeva will reorganize its internal manufacturing processes for products other than the Intermediate Product in such a manner that within [ * ] from the Effective Date, any eggs processed in the Aviron incubators in the SPF Unit will be used only in the Manufacture of the Intermediate Product.

        3.8    OTHER OBLIGATIONS OF AVIRON.  Aviron covenants the following:

               3.8.1 SUPPLY OF TECHNICAL INFORMATION. It will supply to Medeva and promptly update all Technical Information in its possession which is necessary to enable Medeva to Manufacture the Intermediate Product, including all information regarding health, safety, environmental issues, and FDA regulations, as it becomes known;

               3.8.2 TECHNICAL ASSISTANCE. It will provide such technical assistance, [ * ] as may be required to enable the effective transfer of the Technical Information under
                      3.8.1 such that Medeva should reasonably be expected to be able to Manufacture the Intermediate Product on the basis of such Technical Information;

               3.8.3 SUPPLY OF RAW MATERIALS. It shall provide the Raw Materials set forth in Schedule 10 to Medeva in accordance with the requirements for such agreed between the parties pursuant to clause 6.2. Such Raw Materials shall comply with the Technical Agreement and the Specifications, and where appropriate shall be accompanied by a Certificate of Analysis;


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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               3.8.4  INSTRUCTIONS REGARDING RECORD KEEPING. It shall notify
                      Medeva of, and Medeva shall comply with any special requirements in respect of record keeping that may be necessary to comply with Aviron's Product Tracking and/or Recall Procedure or other Agency requirements. If such requirements of Aviron [ * ] of [ * ] of Medeva , [ * ] on [ * ] including, without limitation by [ * ] should the compliance with such requirements [ * ] Medeva.

               3.8.5 RECALL OF THE FINISHED PRODUCT. Aviron shall notify Medeva of any recall of the Finished Product and shall, in that notice, provide as much detail as possible of the reason for the recall.

               3.8.6 Y2K. Aviron confirms that it has reviewed its principal systems and the systems of its suppliers of Raw Materials for Y2K compliance and that a programme is in place for the review of other areas of potential concern such as embedded microchips.

        3.9    NOTIFICATION.


               3.9.1  Aviron shall notify Medeva of [ * ] in any [ * ] of the
                      [ * ] and any [ * ] of [ * ] the Finished Product for a
                      [ * ] for [ * ] and its [ * ] If any regulatory requirements [ * ] with the then-current requirements applicable to the Manufacture of the Intermediate Product under this Restated Agreement (including without limitation, cGMP, and applicable health, safety and environmental regulations) or [ * ] of the Finished Product [ * ] in relation to [ * ] or its [ * ] the parties will discuss [ * ] on how to [ * ] and Aviron shall [ * ] the Finished Product [ * ] or for the [ * ] the [ * ] how to [ * ] or [ * ]. Medeva hereby acknowledges that the Finished Product is anticipated to be marketed in [ * ], and that there are no conflicts or difficulties regarding product liability insurance regarding those territories.

               3.9.2 Aviron shall notify Medeva promptly upon receiving any request of Michigan for the transfer of Medeva Process Technology or Manufacturing Instructions as provided under the terms of the Michigan Agreement.

4       AVIRON UNIT.

        4.1 USE OF AVIRON UNIT. The Aviron Unit, in addition to other facilities as required, will be made available for the Manufacture of the Intermediate Product during the term of this Restated Agreement [ * ] and [ * ] in respect of [ * ] Furthermore and subject to Aviron's agreement, the Aviron Unit may be used by Medeva for the conduct of research and development towards the improvement of the Intermediate Product and the Manufacture, provided however, that any and all proprietary rights to such improvements shall be governed by Clause 7. Aviron shall pay to Medeva the sums set forth in Schedule 11 for use of the Aviron Unit. [ * ] pursuant to


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                  [ * ] the Aviron Unit shall not be used by Medeva outside the scope of this Restated Agreement without the consent of Aviron.

        4.2    AVIRON ASSETS.

               4.2.1 PURCHASE. Medeva shall be entitled to purchase and install equipment, all replacement tooling or parts or make modifications to the buildings and services as may be required for the Manufacture of the Intermediate Product, [ * ] of which [ * ] to [ * ] upon [ * ] Notwithstanding the above, Medeva shall not purchase and/or install any such equipment, tooling or parts or make such modifications [ * ] or where the [ * ] in relation to the Restated Agreement without first obtaining the prior written consent of Aviron. Such equipment, tooling or parts form part of Aviron Assets and shall be deemed included in Schedule 1. Where the [ * ] Medeva may at its discretion [ * ] from Aviron such [ * ] up to [ * ] the
                      [ * ] prior to [ * ]. Medeva will ensure that such items are in compliance with the requirements of the Agency and with health and safety and environmental regulations. Any equipment or tooling purchased by Medeva hereunder and [ * ] shall [ * ] by Medeva for any purpose outside the scope of this Restated Agreement without the consent of Aviron.

               4.2.2 OWNERSHIP AND LIABILITY. All Aviron Assets are owned by Aviron. [ * ] shall bear the risk of loss or damage to Aviron Assets, except for loss or damage caused by [ * ] in which circumstance [ * ] shall be liable to [ * ] for such loss or damage. Aviron shall [ * ] and [ * ] that Aviron Assets are [ * ] and that such [ * ] any [ * ] of [ * ] to [ * ] as a consequence of [ * ] to or [ * ] or [ * ] unless [ * ] to the [ * ].

               4.2.3 MAINTENANCE OF AVIRON ASSETS. Medeva shall maintain the Aviron Assets in compliance with Clauses 3.7.1, 3.7.6 and
                      3.7.7 and in accordance with Medeva's operating procedure pertaining to maintenance of equipment of a similar nature to the Aviron Assets. [ * ] shall be responsible for the reasonable cost of maintaining such equipment.

               4.2.4 EFFECT OF EXPIRY OR TERMINATION. Upon expiry or termination of this Restated Agreement, Aviron shall, [ * ] remove the Aviron Assets from Medeva's premises and shall [ * ] to the [ * ] to the [ * ] (except for [ * ] from the [ * ] of the Intermediate Product), any part of [ * ] where such [ * ] at [ * ] unless [ * ] such equipment [ * ]. At the point of Medeva purchasing such equipment from Aviron, all of Aviron's obligations [ * ] relating to such assets terminates. Should Aviron fail to remove the Aviron Assets [ * ] as provided in this clause
                      4.2.4 within the [ * ] Medeva may arrange,


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                      [ * ] of the [ * ] and [ * ].

5       TECHNICAL AGREEMENT AND REGULATORY MATTERS

        5.1 SCOPE. The respective responsibilities of Medeva and Aviron relating to the Manufacture of the Intermediate Product, the way in which each batch of the Intermediate Product has been Manufactured and checked for compliance with and adherence to the Technical Agreement, the responsibility for purchasing materials, testing and releasing materials and undertaking production and quality control including in-process controls as well as sampling and analysis shall be as specified in the Technical Agreement.

        5.2 MANUFACTURING HAZARDS. Medeva shall be responsible for ensuring the safe operation of the process of Manufacture of the Intermediate Product set forth in, inter alia, the Technical Information and the Technical Agreement. Aviron and Medeva shall continuously provide the other with any pertinent information of which they become aware relating to any hazardous aspect of the Manufacture, the Raw Materials or the Intermediate Product including but not limited to any information pertaining to the possibility of any cross contamination of any other products being manufactured or stored by Medeva. Should [ * ] that any [ * ] of the Manufacture of the Intermediate Product [ * ] then it shall so notify [ * ] of such in writing and both parties shall use their Best Endeavours, [ * ] (at [ * ] set forth in Schedule [ * ], to [ * ] prior to undertaking the Manufacture. If such [ * ] shall have the [ * ] with the Manufacture of the Intermediate Product. If [ * ] that such [ * ] either party may
               [ * ] on the provision of [ * ].

        5.3    AMENDMENTS TO THE TECHNICAL AGREEMENT AND THE SPECIFICATIONS.

        5.4 Any amendment to the Technical Agreement, including an amendment to the Specifications, shall be made by [ * ] as provided in the Technical Agreement. Aviron shall [ * ] in connection with the implementation of such amendments to the Technical Agreement or the Specifications. The parties shall discuss and agree in good faith on [ * ] including, without limitation, a [ * ] or an [ * ] and on [ * ] to [ * ] resulting from [ * ] or [ * ] resulting from such amendments.

        5.5    REGULATORY APPLICATIONS.

               5.5.1 BLA. Aviron will file the BLA in its own name and will own all rights thereto. Medeva will submit to Aviron in a timely fashion data and information relating to the Manufacture of the Intermediate Product for inclusion by Aviron in the BLA as requested by Aviron from time to time, and will [ * ] in a [ * ] such data and information once included.

               5.5.2 ELA. Medeva will file a supplement to the existing ELA for Manufacture of Intermediate Product in the Aviron Unit at Speke plant concurrently with filing of BLA by Aviron. Subject to CBER consent, certain confidential information regarding the Aviron Unit or any processes and equipment which is filed with the ELA will be [ * ]. If


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                      [ * ] such [ * ] will be [ * ] subject to the
                      confidentiality obligations of this Restated Agreement.

6       CAPACITY, FORECAST, AND SUPPLY

        6.1    CAPACITY.

               6.1.1 The parties acknowledge and agree that the [ * ] amount of the Intermediate Product that Medeva can Manufacture in any Manufacturing Period shall be determined, inter alia, by the [ * ] of the respective Master Donor Strains and therefore such Manufacturing capacity [ * ] until such [ * ] are [ * ] The parties also acknowledge and agree that such [ * ] of the respective Manufacturing Working Virus Seeds will generally not [ * ] of any year. Hence, the parties shall, once the [ * ] of the respective Manufacturing Working Virus Seeds for the relevant year are [ * ] the Manufacturing capacity for Medeva for [ * ] and the [ * ] based on the factors set forth in Schedule
                      12. The parties agree that the Manufacturing capacity for the first Manufacturing Period starting [ * ] and ending
                      [ * ] is [ * ] of Finished Product. For the second and any subsequent Manufacturing Periods, the parties shall set a [ * ] Manufacturing capacity by [ * ] prior to the Manufacturing Period in question based on the capacity of the then current Manufacturing Period and the factors set forth in Schedule 12.

               6.1.2 During any Manufacturing Period the Manufacturing capacity of Medeva determined in accordance with clause 6.1.1 above shall be [ * ] in the event of:-

                      6.1.2.1 the [ * ] the Raw Materials as provided in clause
                              3.8.3, the [ * ] of the Raw Materials; and

                      6.1.2.2 any [ * ] to carry out [ * ] in relation to the
                              process of Manufacture which prevents Medeva from Manufacturing the Intermediate Product for any time; and

                      6.1.2.3 any specific requirement [ * ] of the
                              Intermediate Product which results in [ * ] the Aviron Unit and the Raw Materials; and

                      6.1.2.4 any [ * ] the [ * ] of the Master Working Virus
                              Seed and the [ * ] of the Monovalent Virus
                              Harvest.

               6.1.3 The extent of any [ * ] in the Manufacturing capacity of Medeva arising under clause 6.1.2 shall be [ * ] by the [ * ] of the [ * ] within [ * ] after the end of each Manufacturing Period.

               6.1.4 Medeva will [ * ] during each Manufacturing Period to the capacity determined pursuant to Clauses 6.1.1 to 6.1.3 above.



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        6.2    FORECASTING.

               6.2.1 On the [ * ] Aviron shall provide to Medeva its written forecast of its requirements for technical support in man days and AVU days as set forth in Schedule 9, NAF and Monovalent Virus Harvest for [ * ]. On or before [ * ] of each year of this Restated Agreement Aviron shall provide to Medeva its written forecast of its requirements for technical support [ * ] as set forth in Schedule 9, NAF and Monovalent Virus Harvest for [ * ] of [ * ] to [ * ] of the [ * ]. On or before [ * ] of each year of this Restated Agreement Aviron shall provide to Medeva its written forecast of its requirements for technical support [ * ] as set forth in Schedule 9, NAF and Monovalent Virus Harvest for [ * ] of the [ * ] to [ * ] of the [ * ]. On or before [ * ] of the [ * ] of this Restated Agreement and each year thereafter Aviron shall provide to Medeva its written forecast of its requirements for technical support [ * ] as set forth in Schedule 9, NAF and Monovalent Virus Harvest for [ * ] of [ * ] to [ * ] of the [ * ]. On or before [ * ] and each year thereafter Aviron shall provide to Medeva a forecast of its requirements for technical support [ * ] as set forth in
                      Schedule 9, NAF and Monovalent Virus Harvests until [ * ] of the Manufacturing Period and for the period from [ * ] of that [ * ] to [ * ] of the [ * ].

               6.2.2 Within [ * ] of receipt of any forecast from Aviron Medeva shall [ * ] in writing any factors of which Medeva is aware which [ * ] to be [ * ]. In the event that Medeva has provided such a written indication, the parties shall, [ * ] of receipt by Aviron of Medeva's notice regarding such, [ * ] the issues raised by Medeva. If the parties
                      [ * ] then Aviron shall submit [ * ]. If it is [ * ] that a [ * ] of the [ * ] is [ * ] then the [ * ] shall continue to apply. If Medeva has provided a notification pursuant to this clause and the parties have [ * ] and the factors notified to Aviron [ * ] Intermediate Product in the forecasted quantities, then, [ * ] is [ * ] or at the end of any [ * ] shall [ * ] to [ * ] those [ * ] which
                      [ * ] to [ * ] provided that [ * ] to [ * ] any such [ * ] or [ * ].

               6.2.3 Medeva shall use Best Endeavours to supply the Intermediate Product in the [ * ] pursuant to clause 6.2.2 [ * ] shall [ * ] in respect of the quantities forecast by Aviron in excess of the Manufacturing capacity [ * ] pursuant to clause 6.1

          6.3 DELIVERY TERMS. Medeva will at the request of Aviron deliver the Intermediate Product packaged for shipment under [ * ] delivery terms (as defined in Incoterms 1990). [ * ] the [ * ] or [ * ] in the Intermediate Product, [ * ] the Intermediate Product [ * ] to [ * ] until [ * ] of [ * ] of the Intermediate Product has been [ * ] and [ * ] by Medeva.

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        6.4    ACCEPTANCE TESTING AND REJECTION.

               6.4.1 RELEASE OF THE PRODUCT. The Intermediate Product will be released by Medeva in accordance with Clause 10 of the Technical Agreement and the Intermediate Product shall be released by Aviron in accordance with Clause 11of the Technical Agreement.

                      6.4.2 NOTICE OF REJECTION. Aviron may, within [ * ] of completion of testing of the Intermediate Product by Aviron or its designee, in accordance with this Clause 6.4 reject (in whole or in part) any batch of Intermediate Product which contains Intermediate Product that does not conform with the Specifications. Any notice of rejection shall be in writing and shall indicate, in sufficient detail to allow Medeva to investigate, the reasons for such rejection. If no such notice of rejection is received, Aviron shall be deemed to have accepted such delivery of the Intermediate Product, except for defects which could not reasonably be detected with the acceptance tests performed pursuant to Clause 10 of the Technical Agreement.

               6.4.3 EVALUATION BY THE PROCESS EVALUATION TEAM The Process Evaluation Team shall [ * ] the cause of any non-conformance with Specifications detected by Medeva upon testing pursuant to Clause 10.1 of the Technical Agreement or by Aviron pursuant to Clause 11.1 of the Technical Agreement. Both parties shall provide to the Process Evaluation Team such samples (including the sample retained by Medeva pursuant to Clause 6.4.1 for testing by the independent laboratory as set forth in Clause 6.4.5) and such information as the Process Evaluation Team requests in order to [ * ] as to the defect and the cause thereof.

               6.4.4 DISPUTE RESOLUTION If [ * ] the [ * ] of the Process Evaluation Team or if the Process Evaluation Team [ * ] regarding the defect or cause thereof within [ * ] after receipt of the notice of rejection by Medeva, the matter shall be referred to the [ * ] of Medeva and Aviron. If such [ * ] are unable to find a mutually agreeable solution, the dispute shall be referred to the [ * ] for good faith discussion and resolution within thirty (30) days of such referral.

               6.4.5 INDEPENDENT LABORATORY. At any time in the course of the investigation by the PET or the dispute resolution proceeding set forth in Clause 6.4.4, either party may require that an independent laboratory mutually agreed between the parties [ * ] the [ * ] in [ * ] shall be asked to determine whether a further sample of the Intermediate Product complies with the Specification or not, and the determination of such independent laboratory shall be [ * ] with respect to the issue of whether or not the Intermediate Product complies with Specifications.

               6.4.6 REMEDIES. If Medeva accepts that the non-conformance of the Intermediate Product was the result of the [ * ] then Medeva shall either (i) Manufacture and deliver to Aviron [ * ] a [ * ] of the Intermediate Product [ * ] the non-conforming batch or batches [ * ] Medeva with such [ * ]

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                      [ * ], and providing a [ * ] by Aviron, or (ii) [ * ] due
                      to [ * ] Aviron with an [ * ] to the [ * ] by Aviron [ * ] for the rejected shipment, plus [ * ] incurred by Aviron. The parties shall discuss the possibility of [ * ] Intermediate Product and [ * ] before Aviron [ * ] of the aforementioned methods of compensation it [ * ]. Any [ * ] paid or credited [ * ] are subject to the [ * ] set forth in [ * ].

               6.4.7 If Aviron accepts that the relevant batches of Intermediate Product were Manufactured in accordance with the Specifications and that any non-conformity of the Intermediate Product with the Specifications was not the result of the [ * ] or [ * ] and Aviron shall [ * ] of such Intermediate Product and [ * ] as [ * ] to [ * ].

               6.4.8 If the Process Evaluation Team or the [ * ] of the parties designated in [ * ] come to the conclusion that [ * ] the cause of the defect which caused Medeva not to release Intermediate Product as provided in Clause 10 of the Technical Agreement, or Aviron to reject the Intermediate Product as provided in Clause 6.4.2,
                      [ * ] relating to the Manufacture of such product, and neither party [ * ] for [ * ] Intermediate Product not released by Medeva or rejected by Aviron.

7       INTELLECTUAL PROPERTY AND IMPROVEMENTS

        7.1 OWNERSHIP. Except as expressly provided in this Restated Agreement, each party hereby acknowledges that it shall not acquire any rights in respect of any of the other party's intellectual property in relation to the Intermediate Product or the Manufacture thereof or of the goodwill associated therewith.

        7.2 NO LICENSES. Other than as is necessary for the proper performance of this Restated Agreement by the parties, or as is expressly provided in this Restated Agreement, no license, expressed or implied, is granted by this Restated Agreement by either party to the other under any of its intellectual property rights. The parties may grant further licenses if mutually agreeable.

        7.3 OWNERSHIP OF MANUFACTURING RECORDS. [ * ] all Manufacturing Records shall [ * ] shall be treated as [ * ] and shall not be [ * ] as provided in the Technical Agreement or for the purposes associated with manufacture of the Vaccine and where necessary for disclosing to the relevant Agency and to its licensees and distributors in order to comply with regulatory requirements and to prepare for regulatory filings or PAIs. Aviron may [ * ] of all Manufacturing Records, for the purposes of complying with the requirements of the relevant Agency. Aviron may [ * ] the Restricted Information to [ * ], having previously made reasonable efforts to obtain an obligation of confidentiality from the said [ * ] concerning the Restricted Information. Nothing in


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               this Clause 7.3 shall limit Aviron's right and ability to
               disclose Medeva Process Technology to third parties pursuant to the license granted under Clause 7.5.

        7.4    PROCESS TECHNOLOGY.

               7.4.1 Aviron Process Technology. Medeva acknowledges and agrees that Aviron Process Technology shall be the property of Aviron.

               7.4.2 Medeva Process Technology. All Medeva Process Technology shall be the property of Medeva.

        7.5    LICENSE TO AVIRON.

               7.5.1 Medeva hereby grants to Aviron a worldwide, [ * ] sublicenseable (as provided in Clause 7.5.2) [ * ] license under Medeva Process Technology to make, have made, use, import, offer for sale and sell CAIV Products. The term
                      [ * ] as used herein shall mean that Medeva shall have the right to [ * ] CAIV Products which [ * ] the Master Donor Strains or [ * ] but shall not [ * ] or [ * ] CAIV Products during the term of this Restated Agreement other than the Manufacture for Aviron or its designee or W-A under this Restated Agreement. For the avoidance of doubt:-

                      7.5.1.1 Medeva shall not, for the term of this Restated
                              Agreement, manufacture, in eggs, cell culture, or by other means, for itself or a third party any CAIV Product based on the Master Donor Strains, the Master Virus Seeds or any reassortants or derivatives thereof, and Medeva shall not conduct any research or development activities using the Master Donor Strains, Master Virus Seeds, reassortants or derivatives thereof, which have not been not authorized in writing by Aviron, including but not limited to any replication of said [ * ], but otherwise nothing in this Restated Agreement shall prevent Medeva from manufacturing for a third party a CAIV Product (other than any CAIV Product based on the Master Donor Strains, the Master Virus Seeds or any reassortants or derivatives thereof) in circumstances where that third party provides to Medeva complete technical information pertaining to the process of manufacture of the third party's CAIV Product and Medeva is not required to utilize Medeva Process Technology to help develop or enhance the third party's process of manufacture of its CAIV Product.; and

                       7.5.1.2 Aviron may utilize those [ * ] the Medeva
                              Process Technology [ * ] to make, have made, use, import, offer for sale and sell products other than CAIV Products. If Aviron is in [ * ] as to
                              [ * ] a [ * ] the Medeva Process Technology is
                              [ * ], it shall provide to Medeva a [ * ] setting forth sufficient detail to allow Medeva to [ * ] and Medeva shall, [ * ] of receipt of such [ * ], provide to Aviron [ * ] provided, that if the parties disagree whether or not a [ * ] of Medeva Process Technology is [ * ], the matter shall be submitted for expert opinion in accordance with
                              Schedule 14. Thereafter, if there is still a dispute between the parties as to whether or not a [ * ]


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                              [ * ] the matter shall be referred to the
                              respective Chief Executive Officers of the parties and, thereafter, if the matter is still unresolved, either party may issue proceeding to have the matter determined by a court of law in accordance with clause 21.5; and

                      7.5.1.3 Nothing in this Agreement shall in any way hinder
                              the right of Medeva to use the Medeva Process Technology in relation to non-CAIV Products.

               7.5.2 Aviron shall have the right to grant sublicenses under the license granted under Clause 7.5.1 above to its Associated Companies, contract manufacturers and licensees of CAIV Products. For the sake of clarity and in no way limiting the generality of the rights provided to Aviron pursuant to the licence, Aviron's Associated Companies, contract manufacturers and licensees may [ * ] use the Medeva Process Technology in relation to [ * ]. Aviron shall ensure that any sub-licence contains appropriate restrictions on the use of the Medeva Process Technology to ensure it shall [ * ] be used for any purpose other than in relation to [ * ]. Aviron shall, [ * ] to the [ * ] a [ * ] showing the [ * ] to the [ * ] to the sub-licensee and [ * ] provide to Aviron [ * ] on the [ * ]. If, in the [ * ] the [ * ] on the [ * ] which would result in a [ * ] shall notify both Aviron and Medeva and [ * ] of the [ * ] so that it [ * ].

               7.5.3 The [ * ] of the Medeva Process Technology [ * ] by the license granted to Aviron under Clause 7.5.1 shall [ * ] this Agreement.

               7.5.4 Notwithstanding anything in this Clause 7.5, Medeva shall [ * ] CAIV Products using Medeva Process Technology and
                      [ * ] for licensees of Aviron of the CAIV Product to the extent that such licensees are permitted by the license and supply agreements that the licensees have with Aviron to have the licensed CAIV Product manufactured by a party other than Aviron

        7.6    IMPROVEMENTS

               7.6.1 Any Improvement developed by Medeva [ * ] shall be the property of Aviron and Aviron shall own all intellectual property pertaining to that Improvement. Medeva shall promptly disclose such Improvement to Aviron. Aviron shall grant to Medeva a [ * ] license to utilise such Improvements in the Manufacture of the Intermediate Product. Medeva shall be entitled to utilise freely and without limitation from Aviron any aspect of any such Improvement that is [ * ] or otherwise [ * ].

               7.6.2 Should Medeva, in carrying out manufacture of any of its [ * ] develop a manufacturing technique which may be able to be utilised in the Manufacture of the Intermediate Product, it shall [ * ]


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                      [ * ] such to Aviron and Medeva shall
                      own the manufacturing technique and any intellectual property rights pertaining thereto. If Medeva [ * ] such manufacturing technique to Aviron, it shall do so under strict obligations of confidentiality and the parties
                      [ * ] the aforesaid manufacturing technique.

               7.6.3 Should Medeva, in Manufacturing the Intermediate Product [ * ] that [ * ] shall be part of [ * ] and the terms pertaining to the use of [ * ] set forth in clause [ * ] shall apply to that Improvement.

               7.6.4 Any Improvement developed by Aviron shall be owned by Aviron and Aviron shall own all intellectual property rights in the Improvement. Aviron shall have the [ * ] such Improvement to Medeva. If Aviron [ * ] such Improvement to Medeva, it shall do so under strict obligations of confidentiality and the parties [ * ] the aforesaid Improvement.

8       PRICES

        8.1    PRICE.

               8.1.1 PRICE FOR THE INTERMEDIATE PRODUCT. Aviron shall pay to Medeva a price for Monovalent Virus Harvest and for NAF conforming to Specifications as set forth in Schedule 15 (the "Supply Price").

               8.1.2 PRICE FOR USE OF [ * ]. Aviron shall pay Medeva for the use of the [ * ] as set forth in Schedule 11. The price payable by Aviron for the use of the [ * ] shall [ * ] related to the [ * ]. If the [ * ] is unusable due to [ * ], or as a consequence of [ * ] (unless such [ * ]), the price payable by Aviron for the relevant year of this Agreement for the use of [ * ] shall be [ * ] the [ * ] is [ * ].

               8.1.3 PRICE FOR [ * ]. Aviron shall [ * ] Medeva for [ * ] by Medeva as a result of having to have the Intermediate Product or any of the Raw Materials [ * ].

        8.2    PAYMENT.

               8.2.1 Once the quantity for any forecast has been determined pursuant to clause 6.2.2, Medeva shall render to Aviron a [ * ] invoice for the price of [ * ] of the quantity of the Intermediate Product pertaining to the then current Manufacturing Period so determined, such price to be determined pursuant to Schedule 15.

               8.2.2 If the forecast of quantities of [ * ] provided pursuant to Clause 6.2.1 (or as revised pursuant to Clause 6.2.2) differs from the immediately preceding forecast of such quantities, the monthly invoice amount shall be


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                      [ * ] as provided in Clause 8.2.1 above. Furthermore,
                      the [ * ] shall be [ * ], and Medeva shall [ * ] or [ * ] as the case may be.

               8.2.3 Aviron will pay to Medeva the full invoice amount for the Supply Price within [ * ] after receipt. Payment will be made direct into Medeva's bank account by bank transfer. Medeva will provide Aviron with the necessary details of Medeva's bank account and will take whatever actions are necessary to facilitate payment by bank transfer.

               8.2.4 As soon as practicable following the end of any Manufacturing Period, the parties shall, by mutual agreement, [ * ] by Aviron [ * ] and the sum payable by Aviron to Medeva in respect of that quantity of the Intermediate Product. If the sum payable by Aviron so determined [ * ] pursuant to this clause 8.2, Medeva shall render to Aviron an invoice for the balance outstanding and Aviron shall pay such invoice in accordance with the terms of this clause 8.2. If the sum payable by Aviron so determined is [ * ] pursuant to this clause 8.2, Aviron shall render to Medeva an invoice for the amount of the over-payment and Medeva shall [ * ] direct to the bank account of Aviron by bank transfer. Aviron will provide Medeva with the necessary details of Aviron's bank account and will take whatever actions are necessary to facilitate payment by bank transfer.

        8.3    PAYMENT FOR OTHER CHARGES. Invoices will be submitted to Aviron
               [ * ] to cover the costs set forth in clauses [ * ] and [ * ] above. Invoices will be submitted to Aviron [ * ] to cover the costs set forth in clause 8.1.2 above. Aviron will pay to Medeva the [ * ] within [ * ] after the date of the invoice. Payment will be made direct into Medeva's bank account by bank transfer, and upon written request by Aviron, Medeva will provide Aviron with the necessary details of Medeva's bank account and will take whatever actions are necessary to facilitate payment by bank transfer.

        8.4 PRICE CHANGES. The Supply Price is fixed until [ * ]. The Supply Price supplied thereafter during the Manufacturing Period starting on [ * ] will be subject to a price adjustment according to the change in the [ * ] as determined by the [ * ] over the [ * ]. Thereafter, for the remainder of the term of the Restated Agreement, the parties shall meet each [ * ] to take effect in the following Manufacturing Period. If the parties [ * ] the Supply Price [ * ] according to [ * ] between the [ * ] of the Manufacturing Period [ * ] the Manufacturing Period for which the [ * ] is to take effect.

               8.4.1 If applicable, [ * ] on any of the amounts payable by Aviron pursuant to clauses 8.1 and 8.3 and Aviron shall [ * ].

9       SIGNING AND OTHER  PAYMENTS

               Upon [ * ] set forth below, Aviron will make to Medeva the corresponding payments, which shall be due, except where otherwise expressly stated, [ * ] after the date on which the event was achieved. For the sake of clarity,


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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               failure of Medeva to achieve any of the aforementioned
               deadlines shall [ * ] and shall [ * ] other than by [ * ] save where the event is the [ * ] other than [ * ] whereupon [ * ] available in the event of [ * ] as set forth in this Agreement.

        9.1 UPFRONT PAYMENT. Aviron shall pay to Medeva [ * ] upon signing of this Restated Agreement [ * ] by [ * ].

        9.2    OTHER PAYMENTS.

               9.2.1  [ * ].

                     9.2.1.1 In the event that Medeva completes [ * ] and [ * ]
                             and [ * ] , for such [ * ] by [ * ] which [ * ] confirm that [ * ] have been met, Aviron will pay to Medeva [ * ].

                     9.2.1.2 Save as provided below, the payment made under
                             clause 9.2.1.1 shall be [ * ] in the event of a [ * ] on [ * ] pursuant to this clause 9.2.1 or
                             [ * ]. Such [ * ] as contemplated by this clause shall be made by [ * ] of the parties reviewing any [ * ] and agreeing that its [ * ] on the reports or information provided by Medeva pursuant to this clause 9.2.1 or not provided despite Aviron's request, or [ * ] on the reports or information provided by Medeva pursuant to this clause 9.2.1 or not provided despite Aviron's request. If the [ * ] resulted from any report or information provided by Medeva where that report or information was [ * ] the payment shall [ * ] as otherwise provided in this clause 9.2.1.2.

                     9.2.1.3 In the event that Medeva successfully completes
                             [ * ] for the [ * ] Aviron will pay to Medeva
                             [ * ].The [ * ] will be deemed successfully completed if[ * ] performed by Aviron pursuant to the Technical Agreement, and if the [ * ] have an overall [ * ] of [ * ] and if no [ * ] has a [ * ] of [ * ].

               9.2.2  [ * ].

                     9.2.2.1 If as of [ * ] Medeva [ * ] relating to the
                             Manufacture of the Vaccine within [ * ] of receipt of [ * ] made


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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                        from time to time in writing and describing in as much
                        details as is practicable the [ * ] Aviron will pay to Medeva [ * ]. The payment under this Section 9.2.2 will be due and payable if Medeva [ * ] in accordance with the previous sentence and [ * ] or, in the event of a [ * ] if such [ * ] on the documents or information of the [ * ] provided by Medeva (or not provided despite Aviron's request). Aviron may inform Medeva of [ * ] if, even with all reasonable , [ * ].

                9.2.2.2 For the purposes of this clause 9.2.2, Aviron's [ * ]
                        shall be [ * ], [ * ], and shall originate from [ * ] (or any replacement of [ * ] notified by Aviron in writing from time to time) of Aviron, and shall be sent by fax addressed to [ * ] (or any replacement of [ * ] notified by Medeva in writing from time to time) at the fax numbers notified to Aviron in writing from time to time. Such [ * ] is deemed received by Medeva the working day after the date indicated on the transmission report by Aviron.

      9.2.3 [ * ]. Upon confirmation by the FDA that [ * ] or if [ * ], if (a) any [ * ] will not [ * ] or (b) any [ * ] relate to the [ * ] and
            [ * ] Aviron will pay to Medeva [ * ]. For the avoidance of doubt, the payment under this Clause 9.2.3 will not be owed if [ * ] based [ * ] by Medeva and [ * ].

      9.2.4 [ * ]. Upon [ * ] Aviron will pay to Medeva [ * ].

      9.2.5 [ * ].

           9.2.5.1 Upon [ * ] of the lesser of either the [ * ] for the [ * ] or [ * ] corresponding to [ * ] determined by the parties pursuant to Clause 6.1 as calculated promptly after the end of the Manufacturing Period, Aviron will pay to Medeva [ * ]. Notwithstanding anything in clause 6.1, the payment under this clause 9.2.5.1 shall be due and payable only in the event that Medeva has [ * ] for at least [ * ] of the Vaccine save where Aviron has [ * ] in relation to the Manufacture of the Intermediate Product which [ * ] of the Aviron Unit and the Raw Materials in which


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                              case the [ * ] accordingly.

                      9.2.5.2 [ * ] of the lesser of either the [ * ] for the
                              [ * ] or the [ * ] corresponding to [ * ] determined by the parties pursuant to Clause 6.1 as calculated promptly after the end of the Manufacturing Period, Aviron will pay to Medeva [ * ].

                      9.2.5.3 [ * ] in the [ * ] and each [ * ] thereafter of
                              [ * ] or the [ * ] corresponding to [ * ] determined by the parties pursuant to Clause 6.1 as calculated promptly after the end of the Manufacturing Period, for the [ * ] Manufacturing Period, Aviron will pay to Medeva [ * ] of the Intermediate Product.

                      9.2.5.4 For the sake of clarity, the [ * ] that give rise
                              to payment under clauses 9.2.5.1 to 9.2.5.3 shall not exceed [ * ] set forth in clause 6.1 as calculated promptly after the end of the Manufacturing Period.

              9.2.6 [ * ]. Upon attaining [ * ] Aviron agrees to pay Medeva [ * ] as set forth below:

                     9.2.6.1 [ * ] and [ * ] as set forth in Schedule 17 by
                             [ * ], Aviron will pay Medeva [ * ], to be payable [ * ].

                     9.2.6.2 [ * ] and [ * ] set forth in Schedule 17 for [ * ]
                             Aviron will pay Medeva [ * ]  on [ * ].

                     9.2.6.3 [ * ] that [ * ] at Medeva have been sufficient to
                             [ * ] at Medeva as determined in accordance with clause 6.1, and that no [ * ] due from the [ * ] but payable only after proof of [ * ] as provided for in this clause 9.2.6.3 has been provided to Aviron.

                     9.2.6.4 Medeva shall have the right to [ * ] under this
                             Clause 9.2.6 with properly [ * ] on a [ * ] if necessary to make up for [ * ] and shall use Best Endeavours to [ * ] with [ * ].



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                    9.2.6.5  The aforementioned [ * ] apply, subject to clauses
                             9.2.6.6 and 9.2.6.7, to the [ * ] and thereafter Medeva [ * ] subject to it being able to achieve in each year, the Manufacturing capacity agreed pursuant to clause 6.1, after prior consultation with Aviron.

                    9.2.6.6 The parties may, by mutual agreement, reduce the [ * ] set forth in this clause 9.2.6. Further, Medeva shall be [ * ] except if Aviron [ * ] the [ * ] of the [ * ] (as defined in Clause [ * ]).

                    9.2.6.7 Medeva shall [ * ], as a factor in [ * ] agreed pursuant to clause 6.1, [ * ] if those levels have been [ * ] or action, below the levels set forth above in this clause 9.2.6, or if Medeva [ * ] the [ * ] set forth above in this clause 9.2.6.

        9.3    [ * ]

               9.3.1 Save as provided below, within [ * ] from the end of each calendar quarter, Aviron shall pay to Medeva an amount corresponding to [ * ] of [ * ] licensed under Section 7.5, up to a total of [ * ] provided that any amount of said [ * ] not paid on [ * ] shall be due and payable within [ * ] days of such date.

               9.3.2 Aviron's obligation to make any [ * ] to Medeva pursuant to clause 9.3.1 shall not commence until such time as [ * ] exceeds an amount equal to [ * ] up to the time of [ * ] and thereafter [ * ] up to the date Medeva's [ * ] such sum. For the avoidance of doubt, Medeva's total [ * ] pursuant to clause 9.3.1 shall be reduced by the amount equal to [ * ] calculated in accordance with this clause 9.3.2.

               9.3.3 As used herein, [ * ] means the [ * ] [ * ] by Aviron, its Associated Companies [ * ] from person or entities
                      [ * ], less the following [ * ], but only to the extent such [ * ], or are [ * ]

                      9.3.3.1[ * ];


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                      9.3.3.2[ * ]

                      9.3.3.3[ * ] other than those described above;

                      9.3.3.4[ * ] (to the extent that the foregoing [ * ] do
                             not exceed [ * ] of the sum of all amounts [ * ] and all other consideration [ * ] (or, when in a form other than cash or its equivalent, the fair market value thereof when received));

                      9.3.3.5[ * ]; and

                      9.3.3.6[ * ]

                      [ * ] not intended for [ * ], and made [ * ] shall not be [ * ] Under no circumstances shall the combined reductions from [ * ] attributable to the factors listed in clauses
                      9.3.3.1 and 9.3.3.4 [ * ]

               9.3.4 Medeva shall be entitled, upon reasonable notice and during normal business hours, to have an independent auditor reasonably acceptable to Aviron inspect the financial records of Aviron pertaining to sales of CAIV Products to confirm the accuracy of any report or information provided to Medeva concerning [ * ] and Medeva and Aviron shall make available to said independent auditor such records, in whatever form.


10    [ * ] PAYMENTS

      10.1 Medeva shall receive from Aviron payments [ * ] for the [ * ] and payments [ * ] for [ * ] (such payments to include payments under [ * ] but excluding payments under [ * ] above) during the Term of this Restated Agreement until the below mentioned [ * ] is reached. If Medeva has not received payments from Aviron under this Restated Agreement [ * ], Aviron shall [ * ] corresponding to [ * ] between the [ * ] as set forth in this clause and the [ * ]. Aviron shall [ * ] under this Clause 10 upon [ * ] Medeva within [ * ] from receipt of [ * ]. Such obligation shall expire at the time Medeva has [ * ] from Aviron [ * ] under [ * ].

      10.2 Payments made by Aviron under this Restated Agreement prior to [ * ] shall be counted towards the amount of [ * ] due for the [ * ].



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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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      10.3  The amount of the [ * ] pursuant to Clause 10.1 shall be [ * ] of the time during which Medeva is unable to Manufacture Intermediate Product for reasons caused as a consequence of any inspections or actions of a U.S. or U.K. Agency; provided, however, that Medeva shall not [ * ] except if Aviron undertakes to make [ * ].

11    INDEMNITY

      11.1 Subject to clauses 11.2, 11.3, 11.8 and 11.9 Medeva indemnifies and shall keep Aviron indemnified against any third party claims for losses, damages and costs (including court costs and reasonable attorney's fees) to the extent they arise from

            11.1.1 Medeva's failure to Manufacture the Intermediate Product in accordance with the Technical Agreement and the Specifications; and

            11.1.2 Medeva's failure to store the Intermediate Product while it is in Medeva's control in accordance with the Specifications; and

            11.1.3 the [ * ] of Medeva, its employees or agents

      11.2  Medeva shall not be liable under the indemnity provided under clause
            11.1 above:-

            11.2.1 to the extent that any failure of the Intermediate Product to comply with the Specifications results from the failure of the Master Donor Strains and/or the Eggs supplied by Aviron or Aviron's suppliers to comply with Specifications; and/or

            11.2.2 for any factor [ * ] the Intermediate Product [ * ].

      11.3 Medeva's liability for [ * ] in respect of Intermediate Product that does not comply with the Technical Agreement and the Specifications shall be determined in compliance with clause 6.4, Schedule 3 and clauses 11.8 and 11.9

      11.4 Aviron indemnifies Medeva against all third party claims for losses, damages and costs (including court costs and reasonable attorney's fees) arising in relation to the Intermediate Product, the Vaccine and the Finished Product except under the circumstances which give rise to an indemnity in favour of Aviron by Medeva as set forth in the Clauses 11.1 and 11.2 above.

      11.5 Medeva shall be liable for any loss of or damage to Aviron Assets (fair wear and tear excepted), Raw Materials, components or Intermediate Product [ * ] up to replacement value, provided, however, that any Aviron Assets [ * ] will be [ * ] expiration or termination of this Restated Agreement.

      11.6 Aviron hereby indemnifies and will keep Medeva indemnified against all costs, damages or liabilities up to a maximum of [ * ] in any [ * ] of this Agreement and [ * ] arising from any [ * ], any [ * ] or any [ * ] caused by the [ * ] save where


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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               such [ * ] is caused by the [ * ]

        11.7 Each party undertakes to ensure that it has in place product liability insurance with a reputable insurer in an amount appropriate for its business and products of the type the subject of this Restated Agreement. At either party's request, the other party shall provide the requesting party with evidence of the existence and maintenance of such coverage.

        11.8 Notwithstanding anything contained in this Restated Agreement, Medeva's liability in contract, tort (including breach of statutory duty) or otherwise arising by reason of or in connection with this Restated Agreement or any agreement or indemnity contemplated hereunder (except in relation to death or personal injury caused by the negligence of Medeva or its employees while acting in the course of their employment) shall be [ * ] in any [ * ] of this Restated Agreement. For the avoidance of doubt, [ * ] to be made [ * ] and Aviron shall not be permitted to make claims [ * ] pertaining to [ * ] for which a claim [ * ].

        11.9 In no event, and notwithstanding anything contained in this Restated Agreement, shall either party be liable in contract, tort (including breach of statutory duty) or otherwise howsoever, and whatever the cause thereof, for any [ * ] of any nature whatsoever.

        11.10 All indemnities under this Restated Agreement given by either party shall be subject to [ * ] duties and defenses including without limitation, the duty to mitigate, contributory negligence, and issues of causation and remoteness.

        11.11 If Medeva is subject to a change of control as described in Clause 14.4, and where the third party acquiring control is a competitor or potential competitor to Aviron , and, through its actions or inactions willfully or intentionally breaches or causes Medeva to breach its obligations under this Restated Agreement, the aforementioned [ * ] shall [ * ].

        11.12 Should [ * ] determine that [ * ] in respect of any aspect of this Restated Agreement or the 1995 Development Agreement or the 1997 Contract Manufacture Agreement, Aviron [ * ] on any such aspects and [ * ]. In the event that [ * ] make such a ruling Medeva shall, [ * ], use all reasonable endeavours to reduce the exposure of both Medeva and Aviron to the [ * ] including, but not limited to, [ * ].

12      CONFIDENTIALITY

        12.1 The Recipient undertakes to keep confidential all Restricted Information received by it directly or indirectly from the Discloser or obtained by it pursuant to the performance of this Restated Agreement and not to use such Restricted Information except as provided in this Restated Agreement. The obligations set forth in this Clause 12.1 shall apply during the period of this Restated Agreement and for a period of the longer of (i)
               [ * ] after the termination or expiry of the Michigan
               Agreement or (ii) [ * ] after the termination of this Restated Agreement.

        12.2 Recipient shall allow access to the Discloser's Restricted Information exclusively to those of its employees who have reasonable need to see and use it for the purposes of this Restated Agreement and shall inform each of such employees of the confidential nature


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               of the Restricted Information and of the obligations on the
               Recipient with respect to such Restricted Information and shall ensure that each of its employees having access to the Restricted Information is contractually bound by obligations of confidentiality and shall take such steps as may be necessary to enforce such obligations.

        12.3 On the expiry or termination of this Restated Agreement, Recipient will return to Discloser all Restricted Information of Discloser in its possession and the Recipient shall have the option to retain one (1) copy, but shall not make any further use of that information save for record keeping purposes.

        12.4 In this Clause 12 references to the Discloser or Recipient shall be deemed to include any Associated Companies of that party.

        12.5 Aviron's shall have the right to disclose Medeva Process Technology to permitted sublicensees only to the extent permitted by its licence under clause 7.5.1 and under obligations of confidentiality not less stringent than those contained herein. For the sake of clarity and in no way limiting the generality of the foregoing, Aviron shall not be entitled to disclose any Medeva Process Technology otherwise than in respect of the manufacture of CAIV Products.

13      LIAISON

               The parties will each identify in writing the person responsible for the day to day operation of this Restated Agreement including production planning relating to forecast requirements. The person responsible may be changed from time to time with written notification to the other party. From the date of signature of this Restated Agreement Aviron's designated person pursuant to this clause shall be [ * ] and Medeva's shall be [ * ]

14      ASSIGNMENT AND CHANGE OF CONTROL

        14.1 [ * ] party may assign any of its rights or delegate any of its obligations under this Restated Agreement (other than by Medeva to its Associated Companies or Aviron to its Associated Companies as the case may be, or in the event of a merger or consolidation of a party with or into any other entity, including a triangular merger involving such party or a sale of all or substantially all of the assets or business unit to which this Restated Agreement relates) [ * ] the prior written consent of the other party, except as expressly provided herein.

        14.2 This Restated Agreement shall be binding upon and shall inure to the benefit of Medeva and Aviron and their respective permitted successors and assignees (if any).

               14.3 The parties acknowledge and agree that any change of ownership or control of either Medeva or Aviron shall not affect, either at law, or as between the parties, that party's rights and obligations under this Restated Agreement, to the extent that the party undergoing such change of ownership or control survives such change of ownership or control.

        14.4 Each party (the Notifying Party) shall forthwith notify the other party (the Receiving Party) if there is an effective change of ownership or control of the Notifying Party; or if the Notifying Party sells all or substantially all of the assets or all or substantially all of the business to which this Restated Agreement relates. Within a period of [ * ] of receipt of such notice or actual sale, should the Receiving Party [ * ] that the party assuming effective ownership or control of, or purchasing the assets or business of the Notifying Party


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               [ * ] or a party [ * ] the Receiving Party [ * ] then:-

               14.4.1 in the event that the Receiving Party is [ * ] it may, subject to clause 14.6 below, by a [ * ] written notice terminate this Restated Agreement; and

               14.4.2 in the event that the Receiving party is [ * ] it may terminate this Restated Agreement, [ * ], on provision of [ * ] notice and, [ * ] on provision of [ * ] notice subject to expiration or termination of this Restated Agreement pursuant to other clauses of the Restated Agreement.

        14.5   If Aviron terminates this Restated Agreement pursuant to clause
               14.4 above at a time [ * ] is, at that time, [ * ] Aviron shall pay to the party that acquires Medeva [ * ] pursuant to [ * ] at the date of such termination.

        14.6 Any purported assignment in violation of this section by either party shall be voidable by the other party.

15      TERM AND TERMINATION

        15.1 TERM OF AGREEMENT. Unless sooner terminated as provided under Clauses 14 or 15, this Restated Agreement shall come into force on the Effective Date hereof and shall continue in force until 31 December, 2005.

        15.2 TERMINATION FOR BREACH OR BANKRUPTCY. Either party shall be entitled forthwith to terminate this Restated Agreement by written notice to the other if:

               15.2.1 that other party is in material breach of any of the provisions of this Restated Agreement and, in the case of a material breach capable of remedy, fails to remedy the same within thirty (30) days of receipt of a written notice specifying the material breach and requiring its remedy; or

               15.2.2 an encumbrancer takes possession or a receiver is
                      appointed over any of the property or assets of that other party; or

               15.2.3 the other party becomes subject to an administration order; or

               15.2.4 that other party goes into liquidation except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assumes the obligations imposed on that other party under this Restated Agreement;

               15.2.5 that other party is the subject of any proceeding or order or other event in any applicable jurisdiction which would have an effect analogous to any of the events mentioned in Clauses 15.2.2 to 15.2.4 above.

        15.3 For the purpose of Clause 15.2.1 a material breach shall be considered capable of remedy if the party in breach can comply with the provisions in question in all respects other than as to time of performance provided that time of performance is not of the essence.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        15.4   This Restated Agreement shall terminate upon the termination of the Michigan Agreement. In such event, at Michigan's option as notified to Medeva by Aviron, Medeva shall, at Aviron's cost, (1) destroy or return to Aviron as required all Master Virus Seeds, Manufacturing Working Virus Seeds, derivatives thereof and all finished and unprocessed Vaccine, (2) provide to Michigan copies of all Manufacturing Instructions and Manufacturing Records and
               (3) grant to Michigan a royalty free license to use the Manufacturing Instructions and the Manufacturing Records. .

        15.5 NO WAIVERS. Any waiver by either party of a breach of any provision of this Restated Agreement shall not be considered as a waiver of any subsequent breach of the same or any other provision thereof.

        15.6 OTHER REMEDIES. The rights to terminate this Restated Agreement given by this Clause shall be without prejudice to any other right or remedy of either party in respect of the material breach concerned (if any).

        15.7   EFFECTS OF EXPIRATION OR TERMINATION.

               15.7.1 On expiration or termination of this Restated Agreement for any reason:

                     15.7.1.1 Medeva shall, [ * ] immediately cease
                              Manufacture of the Intermediate Product or complete the Manufacture of the Intermediate Product then in the course of Manufacture, provided, however, that if [ * ] is made [ * ] whether Medeva shall cease Manufacture immediately or complete Manufacture of the Intermediate Product then in the course of Manufacture;

                     15.7.1.2 subject to 15.7.1.1 and 12.3, each party shall
                              deliver up to the other all materials, reports, and other documents (including copies thereof) in its possession or control containing Restricted Information of the other party, and each will cease to make use of the others Restricted Information;

                     15.7.1.3 Aviron shall pay outstanding invoices or
                              invoices for accepted Intermediate Product due to be raised according to terms specified in this Restated Agreement. In the event Medeva shall
                              [ * ] not to complete the Manufacture of the Materials, then such unfinished Intermediate Product shall be [ * ] or [ * ] at the [ * ] incurred up to the time Manufacture was discontinued;

                     15.7.1.4 Aviron will be obliged to purchase and Medeva
                              will be obliged to supply all stocks of Raw
                              Materials purchased by Medeva in support of purchase orders or forecasts submitted by Aviron [ * ] within a reasonable time, [ * ]

                     15.7.1.5 Aviron will collect all Raw Materials supplied
                              to Medeva free of charge save for any Raw
                              Materials required to complete the Manufacture of the Intermediate Product in the event of [ * ] In the event that Aviron has not collected the Eggs within [ * ] and all other Raw Materials within [ * ] of the date of termination of this Agreement, Medeva may, after [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                              destroy such Eggs and, after [ * ] destroy such
                              other Raw Materials and [ * ] a [ * ] such Raw Materials.



                     15.7.1.6 Termination of this Restated Agreement for any
                              reason shall not bring to an end any provisions of this Restated Agreement which, in order to give effect to their meaning, need to survive its termination and such provisions shall remain in full force and effect thereafter and in particular but without limiting the scope of foregoing the rights and obligations of the parties under Clauses 3.6.6, 3.6.7, 3.6.10, 3.6.11, 3.9.2,
                              4.2.2, 4.2.4, 6, 7, 8, 9.1, 9.2.4, 9.2.5, 9.3, 10,
                              11, 12, 15, 17, 20.5, and 21 .

        15.8 Upon expiry or termination of this Restated Agreement Medeva shall return to Aviron or destroy all Master Donor Strains, Master Virus Seeds and related material as instructed by Aviron.

        15.9   - EMPLOYMENT CLAUSE

               15.9.1 For the purposes of this sub-clause 15.9:

               15.9.2 "Employee" shall mean any employee of Medeva working more than [ * ] of his or her time specifically on the Manufacture of the Intermediate Product for Aviron during the period of [ * ] to termination of such employee, or the term of employment, if shorter.

               15.9.3 [ * ] shall mean the [ * ] for each relevant Employee during any part of the relevant [ * ] when the Employee is [ * ].

               15.9.4 [ * ] shall mean the [ * ] each relevant Employee the
                      [ * ] to which he/she [ * ].

               15.9.5 [ * ] shall mean the [ * ] to all its employees of
                      comparable skill, experience, tenure and position at the Speke plant.

               15.9.6 If at any time during the period of or on the termination of the Restated Agreement, Aviron's requirements for Employees reduce or cease, other than due to a breach of this Agreement by or bankruptcy of Medeva, which results in Medeva having to find suitable alternative employment for, or to retrain, or terminate the employment of any Employee the parties agree as follows:

               15.9.7 Aviron shall notify Medeva of any anticipated
                      reduction in the required staffing levels in sufficient time for Medeva to comply with its statutory and contractual obligations regarding redundancy notification and consultation with the Employees and their representatives before notices of termination of employment are given to the Employees. Aviron may at any time request from Medeva a summary of the current applicable law and statutory obligations pertaining to redundancy notification and consultation with Employees and Medeva shall provide such summary [ * ]. If the timing does not allow Medeva to comply with its statutory obligations, [ * ] all claims, actions, proceedings, Employment Tribunal awards and compensation, protective awards, legal costs


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                      and expenses resulting from Medeva's failure to comply
                      with its statutory obligations.


               15.9.8 Medeva shall make a good faith effort to retrain or to find suitable alternative employment for Employees before terminating any Employee's employment.

               15.9.9 Medeva shall make a good faith effort to effect any necessary dismissals fairly and in accordance with their usual Human Resources procedures.

               15.9.10 [ * ] against the following costs and expenses:


                   15.9.10.1 All reasonable [ * ] resulting from Medeva's [ * ]
                             for the Employees [ * ] of the [ * ] and the [ * ] for the relevant Employee

                   15.9.10.2 All [ * ] and [ * ] paid by [ * ] in connection
                             with the [ * ] of the Employees.

                   15.9.10.3 All claims, demands, actions, proceedings,
                             Employment Tribunal awards and compensation, protective awards, interest, legal costs and expenses in respect of the Employees arising from [ * ] in the event that the [ * ] of the Manufacture of the Intermediate Product or [ * ] of the Restated Agreement is deemed to be a [ * ] for the purposes of the [ * ] as may be amended from time to time.

                   15.9.10.4 Any claims, demands or proceedings in [ * ] (other than those referred to in clause 10.14.9.2 (iii) above) arising from the [ * ] of any Employee shall be [ * ] in accordance with the chart set out in
                             Schedule 18. For the purposes of the chart in
                             Schedule 18:

                             15.9.10.4.1 [ * ] shall mean [ * ] and the
                                    provision of sufficient information relating to a [ * ] as is reasonably required [ * ] to make an informed decision on the appropriate course of action to be taken with respect to an [ * ]

                             15.9.10.4.2 [ * ] shall mean all payments made
                                    [ * ] in order [ * ] any such [ * ] or
                                    [ * ], and interest and all reasonable legal fees and expenses. It shall not include the [ * ] and [ * ] incurred by [ * ].

                             15.9.10.4.3 "Notice" shall mean notice in writing
                                    to Aviron together with a copy of [ * ]
                                    received by [ * ], such notice to be given as soon as is reasonably practicable after Medeva receives [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                        15.9.10.5 Medeva shall keep complete and accurate
                                  records relating to:


                        15.9.10.6 the allocation of the Employees;


                        15.9.10.7 Medeva's good faith efforts [ * ] and/or
                                  [ * ]; and


                        15.9.10.8 the accuracy of the [ * ] and the [ * ] of
                                  payments made to such Employees.

               Aviron shall have the right on reasonable notice to audit such records to confirm the accuracy of the allocation of Employees to the Manufacture, and the [ * ], and Medeva's efforts to [ * ] at Medeva or to [ * ].

16      EXCHANGE RATE

        16.1 Any sums payable in US$ pursuant to this Agreement are based on the $US/Pound Sterling exchange rate of [ * ]

        16.2 Should the [ * ] against the US$ compared to the exchange rate set forth in Clause 16.1, any payments denominated in US$ under this Restated Agreement shall [ * ] so that Medeva shall receive such payments in amounts calculated based on an exchange rate of [ * ]

        16.3 Should the [ * ] against the US$ compared to the exchange rate set forth in Clause 16.1, any payments denominated in US$ under this Restated Agreement shall [ * ] so that Aviron shall make such payments in amounts calculated based on an exchange rate of [ * ]

17      ASSOCIATED COMPANIES

               Medeva shall be entitled to perform any of the obligations undertaken by it and to exercise any of the rights granted to it under this Restated Agreement through any of its Associated Companies with Aviron's consent, such consent not to be unreasonably withheld, and any act or omission of any such company shall for the purposes of this Restated Agreement be deemed to be the act or omission of Medeva. For the purposes of such delegated performance Medeva shall be entitled to disclose only on a need to know basis Aviron's Restricted Information to employees of relevant Associated Companies.

18      FORCE MAJEURE

        18.1 If either party is affected by Force Majeure it shall forthwith notify the other party of the nature and extent thereof. The affected party shall additionally [ * ] take all reasonable steps as may be necessary to overcome the Force Majeure and to minimize its effects.

        18.2 Neither party shall be deemed to be in breach of this Restated Agreement, or otherwise be liable to the other by reason of any delay in performance, or non-performance, of any its obligations hereunder to the extent that such delay or non-performance is due to any Force Majeure of which it has notified the other party and the time for performance of that obligation shall be extended accordingly.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        18.3   All sums due and payable at the time of suspension due to Force
               Majeure [ * ] by Aviron.

        18.4 The party affected by Force Majeure shall give notice to the other party as soon as practical after the matter constituting Force Majeure has arisen or occurred giving the other party full particulars of the nature and extent of such matter.

        18.5 In the event of any Force Majeure occurrence the parties shall consult with a view to determining what steps they may agree to take, appropriate to the Force Majeure circumstances, in relation to this Restated Agreement.

19      NOTICES

        19.1 Any notices or other information required or authorized by this Restated Agreement to be given by either party to the other may be given in writing, by hand or sent to the other by first class airmail registered pre-paid post, telex, facsimile transmission or comparable means of communication. The same shall be sent or delivered to the other party at the address shown for that party at the beginning of this Restated Agreement or to such other address which may be notified in writing to the other party from time to time. Six (6)-working days should be allowed for delivery save that such six (6) working day period shall not apply to notice to be provided under clause 9.2.2

        19.2   Any notice or other information given by post pursuant to Clause
               19.1 which is not returned to the sender as undelivered shall be deemed to have been given on the sixth working day after the envelope containing the same was so posted. Proof that the envelope containing any such notice or information was properly addressed, pre-paid, registered and posted, and that it has not been so returned to the sender, shall be sufficient evidence that such notice or information has been duly given.

        19.3 Any notice or other information sent by telex, facsimile transmission or comparable means of communication shall be deemed to have been duly sent on the date of transmission, provided that a confirming copy thereof is sent by first class airmail registered pre-paid post to the other party at the address referred to in clause 19.1 within one working day after transmission.

20      MICHIGAN LICENSE

        20.1   Medeva accepts:

        20.2 The Master Virus Seeds or the Working Seeds may be used only for the Manufacture of Intermediate Product; and

        20.3 Medeva shall not provide any Master Virus Seeds, Manufacturing Working Virus Seeds or derivatives thereof to any third party save as is required by independent third party laboratories for testing as provided in Clause 6.4. Medeva shall limit access to the Master Virus Seed supplied by Aviron and Manufacturing Working Virus Seeds made by Medeva to those employees reasonably requiring such access for the purpose of Development and Manufacture of the Intermediate Product, which employees are governed by Medeva's customary confidentiality obligations.

        20.4   Aviron shall:


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               20.4.1 use every reasonable effort to honor and observe its obligations under the Michigan Agreement and shall not act or fail to act in any way which might jeopardize or cause to be terminated the Michigan Agreement; and,

               20.4.2 promptly notify Medeva of any amendment to the Michigan
                      Agreement; and,

               20.4.3 make every reasonable effort to notify Medeva in writing of the expiry or termination of the Michigan Agreement at least [ * ] to either event.

        20.5 Medeva will use every reasonable effort to store the Master Virus Seeds and Manufacture Intermediate Product in accordance with all applicable government laws and regulatory agency requirements .

        20.6 Aviron, on Michigan's behalf, may request from Medeva at reasonable times and in reasonable quantities at a cost [ * ] of Intermediate Product as it may desire, provided that Medeva shall [ * ] under this sub-clause or otherwise to produce extra batches of Intermediate Product [ * ] Any requirements of Michigan shall be supplied from [ * ] with [ * ] such part thereof to Michigan [
               * ] Any Intermediate Product provided to Michigan pursuant to this clause shall [ * ] of the then relevant production payment set forth in clause 9.

        20.7 Medeva acknowledges Michigan's warranty disclaimer and limitation of liability contained in Section 13 of the Michigan Agreement [
               * ] Notwithstanding such, Medeva will not make any statements, representations or warranties or accept any liabilities or responsibilities whatsoever to or with regard to any person or entity which are inconsistent with any disclaimer or limitation of liability contained in said Section 13.

        20.8   Subject to those limitations of liability contained in Clauses
               11.8 and 11.9 hereof, Medeva will indemnify Michigan, its fellows, officers, employees and agents for and against any and all claims, damages, losses and expenses of any nature (including attorney's fees and other litigation expenses) resulting from, but not limited to, death, personal injury, illness or property damage, arising from or in connection with the following:

               20.8.1 any Manufacture, use, sale other disposition by Medeva of the Master Virus Seeds or Intermediate Products; or

               20.8.2 the use, handling, storage or disposal of Master Virus
                      Seeds, any derivatives or Intermediate Products by Medeva; or

               20.8.3 the use by Medeva of any know-how, or technical data sub-licensed to Aviron from Michigan (and of which know-how and technical data Aviron has expressly notified Medeva as being sub-licensed to Aviron by Michigan) or developed by Medeva pursuant to this Restated Agreement that is necessary or useful to the manufacture or use of the cold-adapted influenza vaccine product derived from Master Donor Strains; or

               20.8.4 No approval, review, inspection nor receipt by Michigan of any such know-how or technical data or samples or otherwise or representations made with respect thereto shall in any manner relieve Medeva of the responsibilities under this Clause 20.8,



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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               where but only where such claims damages losses or expenses [ *
               ]. Nothing in this indemnity shall in any way reduce or limit the extent of the indemnity provided by Aviron in favour of Medeva pursuant to clause 11.4.

        20.9 Medeva shall not use the name of Michigan in publicity or advertising concerning the Intermediate Product or the Master Virus Seed without the prior written consent of Michigan, such consent not to be unreasonably or arbitrarily withheld nor delayed. Reports in scientific literature and presentations of joint research and development work are not considered publicity for the purpose of this clause.

21      GENERAL

        21.1 Any reference in this Restated Agreement to "writing" or cognate expressions includes a reference to telex, cable, facsimile transmission or comparable means of communication.

        21.2 The headings in this Restated Agreement are for convenience only and shall not affect its interpretation.

        21.3 No variation or amendment of this Restated Agreement shall bind either party unless made in writing in the English language and agreed to in writing by duly authorized officers of both parties.

        21.4 If any provision of this Restated Agreement is agreed by the parties to be illegal void or unenforceable under any law that is applicable hereto or if any court of competent jurisdiction in a final decision so determines this Restated Agreement shall continue in force save that such provision shall be deemed to be excised here from with effect from the date of such agreement or decision or such earlier date as the parties may agree.

        21.5 This Restated Agreement shall be governed by and construed in all respects in accordance with the [ * ] and the parties hereby submit to the jurisdiction of the [ * ] for the determination of any dispute arising hereunder. Either party shall be entitled to enforce any order of the [ * ] in any other jurisdiction.

        21.6 Unless this Restated Agreement or any agreement or arrangement of which this Restated Agreement forms a part is a non-notifiable agreement for the purpose of section 27A of the Restrictive Trade Practices Act 1976, if there is a provision of this Restated Agreement or any such agreement or arrangement which causes or would cause this Restated Agreement or any such agreement or arrangement to be subject to registration under the Restrictive Trade Practices Act 1976, that provision shall not take effect until the date after particulars of this Restated Agreement (or of that agreement or arrangement as the case may be) have been furnished to the Director General of Fair Trading pursuant to section 24 of the Restrictive Trade Practices Act 1976.

22      PUBLIC DISCLOSURE

        No public announcement of any kind shall be made in respect of or in connection with this Restated Agreement except as specifically agreed in writing between the parties, or except to the extent that an announcement is required by law or by the US or UK stock exchange as the case may be but in such event any announcement by either party shall only be issued after prior consultation with the other, having taken reasonable account of any comment or reasonable requirement of the other.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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23      ENTIRE AGREEMENT


        23.1 This Restated Agreement, the Technical Agreement (etc etc) are the entire agreements and understandings between the parties relating to the subject matter of this Restated Agreement and, save as provide in clause 24 below, supersedes and previous agreement between the parties.

        23.2 Each of the parties acknowledges and agrees that in entering into this Restated Agreement, and the documents referred to in it, it does not rely on and shall have no remedy in respect of, any statement, representation, warranty or understanding (whether negligently or innocently made and whether written or oral) of any person (whether party to this Restated Agreement or not) other than as expressly set out in this Restated Agreement.

        23.3 Nothing in this clause shall operate to limit or exclude any liability for fraud.

        23.4 The terms of this Restated Agreement shall supersede any conflicting standard terms and conditions, purchase orders, acceptance notices and other documents exchanged between the Parties in the course of ordering and supplying Intermediate Product under this Restated Agreement, and any such terms and conditions conflicting with or in addition to the terms of this Restated Agreement are hereby expressly rejected.

24      PROVISIONS PERTAINING TO PREVIOUS AGREEMENTS

        24.1 All sums due and owing to Medeva as at [ * ] pursuant to the 1995 Development Agreement and the 1997 Contract Manufacture Agreement in the amount of [ * ] shall be paid by Aviron to Medeva on the Effective Date. All sums due and owing to Medeva for work performed by Medeva under the 1997 Contract Manufacture Agreement or the 1995 Development Agreement between [ * ] and the [ * ] will be paid under the terms of the 1997 Contract Manufacture Agreement or the 1995 Development Agreement as is appropriate.

        24.2 Medeva shall notify Aviron should it be approached by any third party wishing to exploit the process technology developed by Medeva pursuant to the 1995 Development Agreement, the 1997 Contract Manufacture Agreement, or this Restated Agreement in respect of [ * ] and, within [ * ] of receipt of such notification, Aviron may request that the parties enter negotiations for a licence in respect thereof. If Aviron does not so request the commencement of negotiations, or if the parties have not executed a license agreement after [ * ] of good faith negotiations, [ * ] such process technology relating to [ * ] to a [ * ].

        24.3 Clause 8.1 (other than the first two sentences) and clauses 8.3, 8.4, 10.10, 14, 15 and 16 of the 1995 Development Agreement survive the termination of the 1995 Development Agreement.

        24.4 Notwithstanding anything in clause 20.3 of the 1995 Development Agreement, said section is hereby terminated.

        24.5 Any materials purchased by [ * ] pursuant to clause [ * ] of the 1995 Development Agreement shall be deemed to be [ * ] and the terms concerning such set forth in this Restated Agreement shall apply.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        24.6 Any costs for plant and facilities to be recovered by Medeva pursuant to clause 7.5 of the 1995 Development Agreement shall be deemed to be and are included in the payment from Aviron to Medeva for use of the Aviron Unit.

        24.7 Any Virus Seeds, the Working Seed and the Vaccine referred to in clause 9.5 of the 1995 Development Agreement shall be used or disposed of as provided in this Restated Agreement.

        24.8 Sections 6.1 and 6.2 of the 1995 Development Agreement are hereby terminated. All process technology referred to in clauses 6.1 and
               6.2 of the 1995 Development Agreement shall be deemed to be Medeva Process Technology and Aviron Process Technology and the terms of this Restated Agreement shall apply to such accordingly.

        24.9 Subject to the above, the 1995 Development Agreement is hereby terminated. Neither party shall have any further rights, obligations or liabilities to the other party under the terms of the 1995 Development Agreement unless expressly stated herein and except for rights, obligations and liabilities under any surviving clauses set forth in Clause 24.3.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, this Restated Agreement has been executed by the duly authorized representatives of the parties the day and year first above written

MEDEVA PHARMA LIMITED                       AVIRON

By:     /s/ M. J. Harvey                    By:    /s/ Fred Kurland
     --------------------------------            --------------------------




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 1

                                  AVIRON ASSETS
                                      [ * ]   [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 2

                                   AVIRON UNIT

                                      [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 3

                                 DIRECT DAMAGES


  1. [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 4

                                       GSA

                                      [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 5

                               MICHIGAN AGREEMENT

The Michigan Agreement was filed with the SEC by Aviron as Exhibit 10.3 to Aviron's Registration Statement on Form S-1, File No. 333-05209, filed June 5, 1996, as amended, which exhibit was titled "Materials Transfer and Intellectual Property Agreement between Aviron and the Regents of the University of Michigan, dated February 24, 1995," and is hereby incorporated by reference.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 6

                                       MPU

                                      [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 7

                                    SPF UNIT

                                      [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 8

                               TECHNICAL AGREEMENT


                                     [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 9

                                TECHNICAL SUPPORT

[ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 10

                        RAW MATERIALS SUPPLIED BY AVIRON

1.  [ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 11

                                     [ * ]
[ * ]




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 12

                             MANUFACTURING CAPACITY

[ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 13

                               FORMAT OF FORECAST

-------------------------------------------------------------------------------
         [ * ]       [ * ]      [ * ]       [ * ]       [ * ]       [ * ]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EGG QUANTITY

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DELIVERY DATE OF EGGS

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INTENDED USE (NAF/MVH)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DELIVERY DATE OF MVS

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SET DATE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVAIL DATE OF MWVS
FOR INOC.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INOCULATION DATE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HARVEST DATE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PLANNED STRAIN

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Q.A RELEASE.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHIP DATE OF
INTERMEDIATE PRODUCT

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 14

                      EXPERT DISPUTE RESOLUTION PROCEDURES

[ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 15

                                  SUPPLY PRICE

[ * ]
[ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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AMENDED.

                                   SCHEDULE 16

                           LIST OF CRITICAL EQUIPMENT

[ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 17

                                EMPLOYMENT LEVELS

[ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  Schedule 18

                                     [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                           Medeva Pharma Limited

                                             Vale of Bardsley, Ashton-under-Lyne

                                                              Lancashire OL7 9RR
                                                   Telephone +44 (0)161 330 4531
                                                         FAX +44 (0)161 343 5083

Our ref:  MJH/KAM

30 June 1999



Mr. Fred Kurland
Senior Vice President and CFO
Aviron
297 North Bernardo Avenue
Mountain View, California 94043                             BY FACSIMILE & POST

Dear Sirs:

Medeva Pharma Limited and Aviron hereby, in consideration for the mutual covenants set forth herein, the adequacy of which is agreed by both parties, agree to the following amendments of the Contract Manufacture Agreement entered into between the parties in June 1999.

Clause 2.38 - shall be amended to read "Named Executives" means a director of Medeva and Vice President of Aviron designated and replaced from time to time by the respective party. As of the Effective Date the Named Executives of the respective parties shall be those persons set forth in Schedule 19.

Clause 3.7.8.2 shall be amended to read "In connection with the PAI, Medeva will permit Aviron's [ * ], currently the individual whose name is set forth in
Schedule 19, to be present and participate [ * ] relating to the Vaccine provided, however, that Medeva shall have the right [ * ] where he would become privy to confidential information not related to the Vaccine. Furthermore, in preparation of the PAI, Medeva shall [ * ] and during the PAI shall make accessible to the Agency [ * ], all documentation specifically associated with the Manufacture of the Intermediate Product. Aviron may, in relation to this clause 3.7.8.2, change the individual who is entitled to be present and participate [ * ] from the individual names in Schedule 19 [ * ], such [ * ] not to be [ * ].

A new clause 3.7.15 shall be inserted which shall read "Medeva shall make available the GSA, AVU, MPU and SPF Unit to Aviron for purposes other than Manufacture of Intermediate Product intended for use in Vaccines for commercial sale, as requested from time to time by Aviron. Aviron shall pay to Medeva for any such use the [ * ] as set forth in Schedule 9. For the avoidance of doubt, Aviron shall not pay any [ * ] in connection with such use".



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 Clause 3.7.17 - shall be amended by the addition of the following words "The specification of any other eggs processed by Medeva in the SPF Unit shall be the same or higher than the specification of the Eggs. Medeva shall provide to Aviron promptly after the Effective Date a draft SOP pertaining to the [ * ] of the Eggs in the SPF Unit. Aviron may, by written request, [ * ] such SOP and [ * ], the requested amendments are reasonable to ensure that the processing of the Eggs for the Manufacture of the Intermediate Product is not compromised, [ * ] make such alterations to the procedures and SOP's. Medeva shall provide to Aviron a written [ * ] any amendment [ * ] has [ * ].

Clause 6.1.2 - shall be amended so that the word [ * ] in the second line shall be replaced by the word [ * ].

Clause 6.1.3 - shall be amended so that the word [ * ] in the first line shall be replaced by the word [ * ].

Clause 6.2.1 - there shall be two changes to this clause. In the last sentence, the reference to [ * ] shall be replaced by [ * ]. Further, the following words shall be added at the end of Clause 6.2.1.

"Any forecast provided by Aviron shall be in the format set forth in Schedule
13".

Clause 6.4.6 - the emboldened square bracket in the seventh line shall be deleted.

Clause 7.2 - shall be amended by addition at the end of the following sentence added "For the avoidance of doubt, Medeva does not have a license to use the Aviron Process Technology except for the purpose of Manufacturing the Intermediate Product pursuant to this Restated Agreement or for Aviron's licensees as provided in Clause 7.5.4"

Clause 9.2.1.1 - shall be deleted and replaced with the following "In the event that Medeva [ * ] and [ * ] and [ * ] which shall be [ * ], for such [ * ] which [ * ], Aviron shall pay to Medeva [ * ].

Clause 9.2.2.1 - the word "endeavors" shall be inserted after the words "all reasonable" in the penultimate line.

Clause 9.3.3 - the sentence reading "under no circumstances shall the combined reductions from [ * ]" shall be deleted.

Clause 11.6 - shall be deleted and replaced with the following: "Aviron hereby indemnifies and shall keep Medeva indemnified against all costs, damages or liabilities up to a maximum of [ * ] of this Agreement arising from



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] save where such [ * ] is caused by the negligence, willful malfeasance or default of Medeva or its employees in which case Aviron shall have no liability to Medeva pursuant to the indemnity set forth in this clause 11.6. Aviron shall not be liable under the indemnity set forth in this Clause 11.6 for any indirect or consequential losses, costs, damages or liabilities suffered by Medeva as a result of the contamination or interruption to the business of Medeva contemplated by this Clause 11.6

Clause 16.1 - shall be amended by the deletion of [ * ] and replacing such with [ * ].

Clause 16.2 - shall be amended by replacing [ * ] with [ * ].

Clause 16,3 - shall be amended by deletion of [ * ] and replacing such with [ *
].

By insertion of a new Clause 20.9 which shall read "Upon termination of the Michigan Agreement, Medeva shall assist Aviron in complying with its obligations under Clauses 15.5 and 15.6 of the Michigan Agreement".

Clause 23.1 - By deletion of"(etc etc)" from the first line of Clause 23.1.

Schedule 9 - In the section at the end of Schedule 9 under the heading "Definitions" the following amendments shall be made: (a) the following words shall be added to the sentence which reads [ * ]; "this figure includes costs pertaining to the relevant part of the GSA, SPF and MPU utilised for that day".

(b) The following words shall be added to the sentence which reads [ * ], "except in relation to [ * ] in which circumstances Aviron will pay to Medeva [ * ]

 By insertion of a new Schedule 19 as attached.

Yours faithfully

/s/ M. J. Harvey
M J Harvey

New Business Development Director

Signed for and on behalf of Aviron

        /s/ Fred Kurland                                         Date   7/14/99
-----------------------------------------                            ----------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 19

                              RELEVANT INDIVIDUALS

The individuals pursuant to Clause 2.38 are [ * ].

The individuals pursuant to Clause 3.7.8.2 are [ * ].

The individuals pursuant to Clause 13 are [ * ].



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                           Medeva Pharma Limited
                                                             Gaskill Road, Speke

                                                               Liverpool L24 9GR
                                                   Telephone +44 (0)151 486 1866
                                                        FAX: +44 (0)151 486 5033



2nd July 1999


Mr. Fred Kurland
Senior Vice President and CFO
Aviron
297 North Bernardo Avenue

Mountain View, California  94043                             BY FACSIMILE & POST

Dear Sirs:

Medeva Pharma Limited and Aviron hereby, in consideration for the mutual covenants set forth herein, the adequacy of which is agreed by both parties, agree to the following amendments of the Contract Manufacture Agreement entered into between the parties in June 1999 as amended by the letter agreement dated June 30, 1999.

Clause [ * ] shall be deleted and replaced with the following:

"SPF Unit. Medeva will [ * ] for products manufactured in the SPF Unit [ * ] in such a manner that within [ * ] from the Effective Date, any [ * ] in the SPF Unit [ * ] of the Manufacturing Working Virus Seed and the Intermediate Product.

Notwithstanding the foregoing, Aviron hereby [ * ], for the period of [ * ], at [ * ], to use Aviron Assets in the SPF Unit for the processing of [ * ] for use in products other than the Intermediate Product and the Working Virus Seed. The [ * ] processed by Medeva in the SPF Unit shall be the [ * ] than the [ * ]. Medeva shall provide to Aviron promptly after the Effective Date draft SOPs and procedures pertaining to the [ * ] in the SPF unit. Medeva shall ensure any SOPs that pertain to [ * ] processed in the SPF unit are [ * ], such that any procedure carried out or required by [ * ] with any [ * ] of [ * ] where the meaning of [ * ] for the purposes of this provision shall include but not be limited to [ * ] or the [ * ] carried out in the SPF Unit. If in the reasonable opinion of an independent competent third party, appointed by agreement of Medeva and Aviron (such third party having experience and expertise appropriate to resolve such an issue) that [ * ] with the [ * ],


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Medeva [ * ] those SOPs [ * ] in the SPF Unit so that they [ * ] pertaining to the [ * ]. Medeva is not obligated to provide Aviron with [ * ] of [ * ] after they have [ * ] SPF Unit."

Clause 9.2.1.1 - shall be amended by the deletion of " , save for PQ014 which shall be delivered by August 31, 1999,".

Clause 11.1 shall be amended by deleting the reference to Clause 11.9 so that the first sentence shall commence:

"Subject to Clauses 11.2, 11.3 and 11.8 Medeva indemnifies ...."

Clause 11.9 shall be amended so that the first sentence shall commence:

"Subject to Clause 11.1...."

Yours faithfully

/s/ M. J. Harvey

M J Harvey

New Business Development Director

Signed for and on behalf of Aviron

   /s/ Fred Kurland                                       Date   7/2/99
--------------------------------------                         ---------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.